Exhibit 99.1
Clearwater Analytics Announces Second Quarter 2023 Financial Results

Record Quarterly Revenue of $89.9 Million, Up 22% Year-Over-Year
Adjusted EBITDA of $24.8 Million, Up 30% Year-Over-Year
Annualized Recurring Revenue of $349.5 Million, Up 20% Year-Over-Year
Gross Revenue Retention Rate of 98%; Net Revenue Retention Rate of 109%

BOISE, Idaho — August 2, 2023 — Clearwater Analytics Holdings, Inc. (NYSE: CWAN) (“Clearwater Analytics” or the “Company”), a leading provider of SaaS-based investment management, accounting, reporting, and analytics solutions, today announced its financial results for the quarter ended June 30, 2023.

“I’m very pleased with our re-acceleration of growth while simultaneously improving the bottom line. As we expected, we continue to have success onboarding our large insurance clients and asset managers, enabling them to go live while supporting their growth initiatives. Our strong execution delivered outstanding growth across our key markets,” said Sandeep Sahai, Chief Executive Officer. “Last year we started a journey towards an enhanced commercial model and movement to a multi-product platform. These actions are starting to bear fruit and contributed to a strong net revenue retention rate for the quarter.”
Second Quarter 2023 Financial Results Summary
•Revenue: Total revenue for the second quarter of 2023 reached $89.9 million, an increase of 22.4%, from $73.4 million in the second quarter of 2022.
•Gross Profit: Gross profit for the second quarter of 2023 was $62.9 million, compared with $52.5 million in the second quarter of 2022. Non-GAAP gross profit for the second quarter of 2023 was $68.1 million, which equates to a 75.8% non-GAAP gross margin.
•Net Income/(Loss): Net loss for the second quarter of 2023 was $11.9 million compared with net loss of $2.2 million in the second quarter of 2022. Net loss for the second quarter included total equity-based compensation expense and related payroll taxes of $28.7 million, including $5.5 million related to the JUMP Technology acquisition, which closed in the fourth quarter of 2022. Non-GAAP net income for the second quarter of 2023 increased by 50.9% to $20.0 million from $13.3 million in the second quarter of 2022.
•Adjusted EBITDA: Adjusted EBITDA for the second quarter of 2023 was $24.8 million, an increase of 30.2%, from $19.1 million in the second quarter of 2022. Adjusted EBITDA margin for the second quarter of 2023 was 27.6%.
•Cash Flows: Operating cash flows for the second quarter were $21.1 million. Free cash flows for the second quarter of 2023 increased by 18.5% to $19.6 million from $16.5 million in the second quarter of 2022.
•Net Loss Per Share and Non-GAAP Net Income Per Share attributable to Clearwater Analytics Holdings, Inc.: Net loss per basic and diluted share was $0.06 in the second quarter of 2023. Non-GAAP net income per basic share was $0.10, and non-GAAP net income per diluted share was $0.08 in the second quarter of 2023.
•Cash, cash equivalents, and investments were $277.8 million as of June 30, 2023. Total debt, net of debt issuance cost, was $49.3 million as of June 30, 2023.
Second Quarter 2023 Key Metrics Summary
•Annualized Recurring Revenue: As of June 30, 2023, annualized recurring revenue (“ARR”) reached $349.5 million, an increase of 20.4% from $290.4 million as of June 30, 2022.

ARR is calculated at the end of a period by dividing the recurring revenue in the last month of such period by the number of days in the month and multiplying by 365.
•Gross Revenue Retention Rate: As of June 30, 2023, the gross revenue retention rate was 98%, an increase from 97% as of March 31, 2023.
Gross revenue retention rate represents annual contract value (“ACV”) at the beginning of the 12-month period ended on the reporting date less client attrition over the prior 12-month period, divided by ACV at the beginning of the 12-month period, expressed as a percentage. ACV is comprised of annualized recurring revenue plus contracted-not-billed revenue, which represents the estimated annual contracted revenue for new and existing client opportunities prior to revenue recognition.
•Net Revenue Retention Rate: As of June 30, 2023, the net revenue retention rate was 109%, an increase from 106% as of March 31, 2023.
Net revenue retention rate is the percentage of recurring revenue from clients on the platform for 12 months and includes changes from the addition, removal, or value of assets on our platform, contractual changes that have an impact to annualized recurring revenues and lost revenue from client attrition.
Recent Business Highlights
•Clearwater Analytics and J.P. Morgan Asset Management announced a strategic partnership to integrate Clearwater with the MORGAN MONEY® global trading platform, allowing permissioned users to easily navigate between both systems. The joint solution will make it easier for financial professionals to have a global, connected view of their investment portfolios and empower them to make real-time investment decisions on the Clearwater and Morgan Money platforms.
•Clearwater Analytics announced that Aviva, one of the UK’s leading insurance, wealth and retirement businesses with operations in the UK, Ireland and Canada, went live April 1, 2023, on the Clearwater platform as the comprehensive solution for its investment accounting operations and regulatory reporting. Additional go lives in Q2 included: Amica Mutual Insurance, Greenwich Investment Management, and Highmark Health, to name a few.
•In the second quarter, the Company expanded its footprint within existing clients and added marquee clients such as Apollo Syndicate, Covenant Capital, Delta Dental of Wyoming, Finance Incorporated Limited, Intellia Therapeutics, Medical Protection Society Limited, Omnicap Group LLC, Viridian Therapeutics, Inc., and Western Asset Mortgage Capital Corporation.
•The Company executed on several Clearwater JUMP sales, including the use of JUMP for front-office and Clearwater accounting and reporting for back-office, demonstrating the value of our end-to-end platform. In addition, the Company closed a significant deal with a French insurer to support their unit-linked funds.
•Clearwater Analytics was named in the 2023 FinTech Global WealthTech100, a list that helps investment firms, private banks, and financial advisors identify the most innovative technology.
•Clearwater established Clearwater-GPT, making a strong commitment to the emerging technology of generative AI with dedicated engineering teams driving innovation to accelerate growth and improve operational efficiency.
•On the heels of our largest Clearwater Connect users’ conference in London in the second quarter, the Company plans to host another Clearwater Connect in Boise on September 20-21, 2023, where current and prospective users will have the opportunity to significantly enhance their knowledge of the world’s most comprehensive investment accounting solution.

Third Quarter and Full Year 2023 Guidance

	Third Quarter 2023	Full Year 2023
Revenue	$92 million	$364 million to $366 million
Year-over-Year Growth %	~20%	~20% to 21%
Adjusted EBITDA	$25.5 million	$100 million
Equity-based compensation expense and related payroll taxes		~$80 million
Equity-based compensation expense related to JUMP Technology acquisition		~$25 million
Depreciation and Amortization		~$9 million
Non-GAAP effective tax rate		25%
Diluted non-GAAP share count		~255 million

Certain components of the guidance given above are provided on a non-GAAP basis only without providing a reconciliation to guidance provided on a GAAP basis. Information is presented in this manner because the preparation of such a reconciliation could not be accomplished without “unreasonable efforts.” The Company does not have access to certain information that would be necessary to provide such a reconciliation, including non-recurring items that are not indicative of the Company’s ongoing operations. The Company does not believe that this information is likely to be significant to an assessment of the Company’s ongoing operations.
Conference Call Details
Clearwater Analytics will hold a conference call and webcast on August 2, 2023, at 5:00 p.m. Eastern time to discuss second quarter 2023 financial results, provide a general business update, and respond to analyst questions.
A live webcast of the call will also be available on the Company’s investor relations website. Please visit investors.clearwateranalytics.com at least fifteen minutes prior to the start of the event to register, download and install any necessary audio software.
If you are unable to participate live, a replay of the webcast will be available following the conference call on the Company’s investor relations website, along with the earnings press release, and related financial tables.
About Clearwater Analytics
Clearwater Analytics (NYSE: CWAN), a global, industry-leading SaaS solution, automates the entire investment lifecycle. With a single instance, multi-tenant architecture, Clearwater offers award-winning investment portfolio planning, performance reporting, data aggregation, reconciliation, accounting, compliance, risk, and order management. Each day, leading insurers, asset managers, corporations, and governments use Clearwater’s trusted data to drive efficient, scalable investing on more than $6.4 trillion in assets spanning traditional and alternative asset types. Additional information about Clearwater can be found at clearwateranalytics.com.

###

Investor Contact:
Joon Park | +1 415-906-9242 | investors@clearwateranalytics.com
Media Contact:
Claudia Cahill | +1 703-728-1221 | press@clearwateranalytics.com
Use of non-GAAP Information
This press release contains certain non-GAAP measures, including non-GAAP gross profit, non-GAAP gross margin, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net income, non-GAAP net income per basic and diluted share, non-GAAP effective tax rate, diluted non-GAAP share count and free cash flow.

The non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. However, the Company believes that this non-GAAP information is useful as an additional means for investors to evaluate its operating performance, when reviewed in conjunction with its GAAP financial statements. These measures should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP and, because these amounts are not determined in accordance with GAAP, they should not be used exclusively in evaluating the Company's business and operations. In addition, undue reliance should not be placed upon non-GAAP or operating information because this information is neither standardized across companies nor subjected to the same control activities and audit procedures that produce the Company's GAAP financial results.
The Company's non-GAAP statement of operations measures, including non-GAAP gross profit, non-GAAP gross margin, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net income, non-GAAP net income per basic and diluted share, non-GAAP effective tax rate, diluted non-GAAP share count and free cash flow, are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of its ongoing operations. These adjusted measures exclude the impact of share-based compensation and eliminate potential differences in results of operations between periods caused by factors such as financing and capital structures, taxation positions or regimes, restructuring, impairment and other charges. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.
Use of Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning the Company's possible or assumed future results of operations, business strategies, technology developments, financing and investment plans, dividend policy, competitive position, industry, economic and regulatory environment, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “aim,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms, but are not the exclusive means of identifying such statements.
Forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which are beyond Clearwater Analytics’ control, that may cause the Company's actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties may cause actual results to differ materially from Clearwater Analytics’ current expectations and include, but are not limited to, the Company's ability to keep pace with rapid technological change and market developments, including artificial intelligence, competitors in its industry, the possibility that market volatility, a downturn in economic conditions or other factors may cause negative trends or fluctuations in the value of the assets on the Company’s platform, the Company's ability to manage growth, the Company's ability to attract and retain skilled employees, the possibility that the Company's solutions fail to perform properly, disruptions and failures in the Company's and third parties’ computer equipment, cloud-based services, electronic delivery systems, networks and telecommunications systems and infrastructure, the failure to protect the Company, its customers’ and/or its vendors’ confidential information and/or intellectual property, claims of infringement of others’ intellectual property, risk factors related to the Company’s acquisition of JUMP Technology, including the Company’s ability to (i) successfully integrate the operations and technology of JUMP Technology with those of the Company, (ii) retain and incentivize the management of JUMP Technology, and (iii) retain the clients of JUMP Technology, factors related to the Company's ownership structure and status as a “controlled company” as well as other risks and uncertainties detailed in Clearwater Analytics’ periodic public filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to those discussed under “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2022 filed on March 3, 2023, and in other periodic reports filed by Clearwater Analytics with the SEC. These filings are available at www.sec.gov and on Clearwater Analytics’ website.
Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this press release and should not be relied upon as representing Clearwater Analytics’ expectations or beliefs as of any date subsequent to the time they are made. Clearwater Analytics does not undertake to and specifically declines any obligation to update any forward-looking statements that may be made from time to time by or on behalf of Clearwater Analytics.
###

Clearwater Analytics Holdings, Inc.
Consolidated Balance Sheets
(In thousands, except share amounts and per share amounts, unaudited)

	June 30	December 31
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$190,216	$250,724
Short-term investments	63,318	4,890
Accounts receivable, net	82,690	72,575
Prepaid expenses and other current assets	29,129	28,157
Total current assets	365,353	356,346
Property and equipment, net	15,431	15,064
Operating lease right-of-use assets, net	24,839	24,114
Intangible assets, net	27,742	29,456
Goodwill	43,621	43,791
Long-term investments	24,299	—
Deferred contract costs, non-current	5,605	6,563
Other non-current assets	4,776	6,608
Total assets	$511,666	$481,942
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$2,843	$3,092
Accrued expenses and other current liabilities	33,865	42,119
Notes payable, current portion	2,750	2,750
Operating lease liability, current portion	6,448	5,851
Tax receivable agreement liability, current portion	12,200	12,200
Total current liabilities	58,106	66,012
Notes payable, less current maturities and unamortized debt issuance costs	47,160	48,492
Operating lease liability, less current portion	19,535	19,505
Tax receivable agreement liability, less current portion	7,000	—
Other long-term liabilities	9,139	9,547
Total liabilities	140,940	143,556
Stockholders' Equity
Class A common stock, par value $0.001 per share; 1,500,000,000 shares authorized, 87,878,876 shares issued and outstanding as of March 31, 2023, 61,148,890 shares issued and outstanding as of December 31, 2022	88	61
Class B common stock, par value $0.001 per share; 500,000,000 shares authorized, 1,402,185 shares issued and outstanding as of March 31, 2023, 1,439,251 shares issued and outstanding as of December 31, 2022	1	1
Class C common stock, par value $0.001 per share; 500,000,000 shares authorized, 39,337,746 shares issued and outstanding as of March 31, 2023, 47,377,587 shares issued and outstanding as of December 31, 2022	39	47
Class D common stock, par value $0.001 per share; 500,000,000 shares authorized, 113,173,596 shares issued and outstanding as of March 31, 2023, 130,083,755 shares issued and outstanding as of December 31, 2022	113	130
Additional paid-in-capital	495,444	455,320
Accumulated other comprehensive income	1,469	609
Accumulated deficit	(189,124)	(186,647)
Total stockholders' equity attributable to Clearwater Analytics Holdings, Inc.	308,030	269,521
Non-controlling interests	62,696	68,865
Total stockholders' equity	370,726	338,386
Total liabilities and stockholders' equity	$511,666	$481,942

Clearwater Analytics Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except share amounts and per share amounts, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue	$89,879	$73,409	$174,485	$144,187
Cost of revenue(1)	26,954	20,919	51,779	42,091
Gross profit	62,925	52,490	122,706	102,096
Operating expenses:
Research and development(1)	29,848	22,836	57,948	44,130
Sales and marketing(1)	14,331	13,074	29,029	25,067
General and administrative(1)	25,871	15,453	49,177	30,493
Total operating expenses	70,050	51,363	136,154	99,690
Income (loss) from operations	(7,125)	1,127	(13,448)	2,406
Interest (income) expense, net	(1,333)	403	(2,689)	832
Tax receivable agreement expense	6,573	3,100	6,678	3,100
Other income, net	(315)	(444)	(234)	(359)
Loss before income taxes	(12,050)	(1,932)	(17,203)	(1,167)
Provision for (benefit from) income taxes	(174)	298	90	535
Net loss	(11,876)	(2,230)	(17,293)	(1,702)
Less: Net income (loss) attributable to non-controlling interests	(955)	198	(1,988)	329
Net loss attributable to Clearwater Analytics Holdings, Inc.	$(10,921)	$(2,428)	$(15,305)	$(2,031)

Net loss per share attributable to Class A and Class D common stockholders stock:
Basic and diluted	$(0.06)	$(0.01)	$(0.08)	$(0.01)

Weighted average shares of Class A and Class D common stock outstanding:
Basic and diluted	198,046,275	185,781,262	195,865,881	182,085,548

(1)Amounts include equity-based compensation as follows:

Cost of revenue	$3,248	$2,376	$5,491	$4,687
Operating expenses:
Research and development	5,971	4,565	10,626	8,870
Sales and marketing	3,246	3,215	7,211	6,511
General and administrative	16,105	6,035	28,442	11,999
Total equity-based compensation expense	$28,570	$16,191	$51,770	$32,067

Clearwater Analytics Holdings, Inc.
Consolidated Statements of Cash Flows
(In thousands, unaudited)

	Three Months Ended June 30, 2023		Six Months Ended June 30,
	2023	2022	2023	2022
OPERATING ACTIVITIES
Net loss	$(11,876)	$(2,230)	$(17,293)	$(1,702)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,412	1,159	4,860	2,118
Noncash operating lease cost	1,917	1,794	3,769	3,334
Equity-based compensation	28,570	16,191	51,770	32,067
Change in tax receivable liability	6,895	3,100	7,000	3,100
Amortization of deferred contract acquisition costs	1,150	1,103	2,351	2,067
Amortization of debt issuance costs, included in interest expense	69	69	139	138
Deferred tax benefit	(174)	(508)	(210)	(484)
Accretion of discount on investments	(380)	—	(396)	—
Realized gain on investments	(18)	—	(89)	—
Changes in operating assets and liabilities:
Accounts receivable, net	(3,759)	(2,414)	(9,898)	(5,403)
Prepaid expenses and other assets	1,046	1,169	(540)	55
Deferred commissions	(701)	(1,304)	(1,287)	(2,115)
Accounts payable	395	(76)	100	(421)
Accrued expenses and other liabilities	(4,410)	200	(11,204)	(7,587)
Net cash provided by operating activities	21,136	18,253	29,072	25,167
INVESTING ACTIVITIES
Purchases of property and equipment	(1,576)	(1,742)	(3,293)	(3,968)
Purchase of held to maturity investments	—	(3,000)	—	(3,000)
Purchases of available-for-sale investments	(57,523)	—	(91,684)	—
Proceeds from sale of available-for-sale investments	3,960	—	5,950	—
Proceeds from maturities of investments	2,000	—	3,242	—
Net cash used in investing activities	(53,139)	(4,742)	(85,785)	(6,968)
FINANCING ACTIVITIES
Proceeds from exercise of options	486	771	3,179	6,384
Taxes paid related to net share settlement of equity awards	(1,172)	—	(8,447)	—
Repayments of borrowings	(687)	(688)	(1,374)	(1,375)
Proceeds from employee stock purchase plan	2,595	2,401	2,595	2,401
Payment of costs associated with the IPO	—	—	—	(214)
Net cash provided by (used in) financing activities	1,222	2,484	(4,047)	7,196
Effect of exchange rate changes on cash and cash equivalents	152	(1,023)	252	(1,346)
Change in cash and cash equivalents during the period	(30,629)	14,972	(60,508)	24,049
Cash and cash equivalents, beginning of period	220,845	263,674	250,724	254,597
Cash and cash equivalents, end of period	$190,216	$278,646	$190,216	$278,646
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$870	$347	$2,220	$615
Cash paid for income taxes	$759	$115	$1,068	$486
NON-CASH INVESTING AND FINANCING ACTIVITIES
Purchase of property and equipment included in accounts payable and accrued expense	$1	$—	$1	$—
Tax distributions payable to Continuing Equity Owners included in accrued expenses	$3,994	$976	$3,994	$976

Clearwater Analytics Holdings, Inc.
Reconciliation of Net Loss to Adjusted EBITDA
(In thousands, unaudited)

	Three Months Ended June 30,
	2023		2022
	(in thousands, except percentages)
Net loss	$(11,876)	(13%)	$(2,230)	(3%)
Adjustments:
Interest (income) expense, net	(1,333)	(1%)	403	1%
Depreciation and amortization	2,412	3%	1,159	2%
Equity-based compensation expense and related payroll taxes	23,162	26%	16,191	22%
Equity-based compensation expense related to JUMP acquisition	5,523	6%	—	—
Tax receivable agreement expense	6,573	7%	3,100	4%
Other expenses(1)	365	0%	451	1%
Adjusted EBITDA	24,826	28%	19,074	26%
Revenue	$89,879	100%	$73,409	100%

	Six Months Ended June 30,
	2023		2022
	(in thousands, except percentages)
Net loss	$(17,293)	(10%)	$(1,702)	(1%)
Adjustments:
Interest (income) expense, net	(2,689)	(2%)	832	1%
Depreciation and amortization	4,860	3%	2,118	1%
Equity-based compensation expense and related payroll taxes	42,192	24%	32,067	22%
Equity-based compensation expense related to JUMP acquisition	11,000	6%	—	—
Tax receivable agreement expense	6,678	4%	3,100	2%
Other expenses(1)	2,619	2%	1,522	1%
Adjusted EBITDA	47,367	27%	37,937	26%
Revenue	$174,485	100%	$144,187	100%
(1) Other expenses includes management fees to our investors, income taxes, foreign exchange gains and losses and other expenses that are not reflective of our core operating performance including the costs to set up our Up-C structure and Tax Receivable Agreement, and transaction expenses including legal, accounting, and other expenses related to the Secondary Offering.

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
	(in thousands)
Up-C structure expenses	$—	$—	$—	$158
Transaction expenses	257	—	1,550	—
Amortization of prepaid management fees and reimbursable expenses	597	597	1,213	1,188
Provision for (benefit from) income tax expense	(174)	298	90	535
Other income, net	(315)	(444)	(234)	(359)
Total other expenses	$365	$451	$2,619	$1,522

Clearwater Analytics Holdings, Inc.
Reconciliation of Free Cash Flow
(In thousands, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net cash provided by operating activities	$21,136	$18,253	$29,072	$25,167
Less: Purchases of property and equipment	1,576	1,742	3,293	3,968
Free Cash Flow	$19,560	$16,511	$25,779	$21,199

Clearwater Analytics Holdings, Inc.
Reconciliation of Non-GAAP Information
(In thousands, except share amounts and per share amounts, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue	$89,879	$73,409	$174,485	$144,187

Gross profit	$62,925	$52,490	$122,706	$102,096
Adjustments:
Equity-based compensation expense and related payroll taxes	3,260	2,376	5,735	4,687
Depreciation and amortization	1,930	728	3,903	1,334
Gross profit, non-GAAP	$68,115	$55,594	$132,344	$108,117
As a percentage of revenue, non-GAAP	76%	76%	76%	75%

Cost of Revenue	$26,954	$20,919	$51,779	$42,091
Adjustments:
Equity-based compensation expense and related payroll taxes	3,260	2,376	5,735	4,687
Depreciation and amortization	1,930	728	3,903	1,334
Cost of revenue, non-GAAP	$21,764	$17,815	$42,141	$36,070
As a percentage of revenue, non-GAAP	24%	24%	24%	25%

Research and development	$29,848	$22,836	$57,948	$44,130
Adjustments:
Equity-based compensation expense and related payroll taxes	5,684	4,565	10,448	8,870
Equity-based compensation expense related to JUMP acquisition	344	—	699	—
Depreciation and amortization	253	258	531	482
Research and development, non-GAAP	$23,567	$18,013	$46,270	$34,778
As a percentage of revenue, non-GAAP	26%	25%	27%	24%

Sales and marketing	$14,331	$13,074	$29,029	$25,067
Adjustments:
Equity-based compensation expense and related payroll taxes	3,262	3,215	7,587	6,511
Equity-based compensation expense related to JUMP acquisition	—	—	—	—
Depreciation and amortization	145	66	298	132
Sales and marketing, non-GAAP	$10,924	$9,793	$21,144	$18,424
As a percentage of revenue, non-GAAP	12%	13%	12%	13%

General and administrative	$25,871	$15,453	$49,177	$30,493
Adjustments:
Equity-based compensation expense and related payroll taxes	10,956	6,035	18,422	11,999
Equity-based compensation expense related to JUMP acquisition	5,179	—	10,301	—

Depreciation and amortization	84	107	128	170
Amortization of prepaid management fees and reimbursable expenses	597	597	1,213	1,188
Transaction expenses	257	—	1,550	—
Up-C structure expenses	—	—	—	158
General and administrative, non-GAAP	$8,798	$8,714	$17,563	$16,978
As a percentage of revenue, non-GAAP	10%	12%	10%	12%

Income (loss) from operations	$(7,125)	$1,127	$(13,448)	$2,406
Adjustments:
Equity-based compensation expense and related payroll taxes	23,162	16,191	42,192	32,067
Equity-based compensation expense related to JUMP acquisition	5,523	—	11,000	—
Depreciation and amortization	2,412	1,159	4,860	2,118
Amortization of prepaid management fees and reimbursable expenses	597	597	1,213	1,188
Transaction expenses	257	—	1,550	—
Up-C structure expenses	—	—	—	158
Income from operations, non-GAAP	$24,826	$19,074	$47,367	$37,937
As a percentage of revenue, non-GAAP	28%	26%	27%	26%

Net loss	$(11,876)	$(2,230)	$(17,293)	$(1,702)
Adjustments:
Equity-based compensation expense and related payroll taxes	23,162	16,191	42,192	32,067
Equity-based compensation expense related to JUMP acquisition	5,523	—	11,000	—
Depreciation and amortization	2,412	1,159	4,860	2,118
Tax receivable agreement expense	6,573	3,100	6,678	3,100
Amortization of prepaid management fees and reimbursable expenses	597	597	1,213	1,188
Transaction expenses	257	—	1,550	—
Up-C structure expenses	—	—	—	158
Tax impacts of adjustments to net loss(1)	(6,619)	(5,543)	(12,570)	(10,865)
Net income, non-GAAP	$20,029	$13,274	$37,630	$26,064
As a percentage of revenue, non-GAAP	22%	18%	22%	18%

Net income per share - basic, non-GAAP	$0.10	$0.07	$0.19	$0.14
Net income per share - diluted, non-GAAP	$0.08	$0.05	$0.15	$0.10

Weighted-average common shares outstanding - basic	198,046,275	185,781,262	195,865,881	182,085,548
Weighted-average common shares outstanding - diluted	252,249,228	254,338,870	256,412,731	253,780,420
(1)The estimated non-GAAP effective tax rate was 25% for the three and six months ended June 30, 2023, and has been used to adjust the provision for income taxes for non-GAAP net income and non-GAAP basic and diluted net income per share.